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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      January 5, 1996
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                                MBf USA, Inc.
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           (Exact name of registrant as specified in its charter)


       Oklahoma                      0-17458                      73-1326131
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(State of or other                (Commission                   (IRS Employer
jurisdiction of                    File Number)                 Identification
incorporation)                                                   Number)


500 Park Boulevard, Suite 1260, Itasca, Illinois                      60143
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code   (708) 285-9191
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   N/A
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 (Former name or former address, if changed since last report)
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ITEM 5.          OTHER EVENTS.

         MBf USA, Inc. (the "Company") announced on January 5, 1996 that as a result of its Common Stock maintaining a minimum bid price in excess of the minimum Nasdaq requirement for the ten consecutive trading days commencing December 18, 1995 post the Company's one-for-ten reverse stock split, it has satisfied the final stipulation for the removal of its "temporary exception" status by The Nasdaq Stock Market.

         At the open of trading on Monday, January 8, 1996, the Company's Common Stock was to begin trading on The Nasdaq SmallCap Stock Market under its regular ticker symbol MBFA.






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EXHIBITS

         99.     ADDITIONAL EXHIBITS.

                 1.       Press Release dated January 5, 1996.





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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  MBf USA, Inc.
                                                  (Registrant)



DATE:  January 9, 1996                         By:     /s/ Edward J. Marteka
                                                  --------------------------
                                               Name:   Edward J. Marteka
                                               Title:  President





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